                      SUPPLEMENT DATED NOVEMBER 24, 2004
                      TO THE PROSPECTUS DATED JULY 1, 2004
                    OF THE VALUE LINE TAX EXEMPT FUND, INC.

o ADDITIONAL DEALER COMPENSATION

 Value Line Securities, Inc. (the Fund's distributor) may pay additional compensation, out of its own assets, to certain brokerage firms and other intermediaries or their affiliates, based on Fund assets held by that firm, or such other criteria agreed to by the distributor. Value Line Securities, Inc.
 determines the firms to which payments may be made.

                      SUPPLEMENT DATED NOVEMBER 24, 2004
         TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JULY 1, 2004
                    OF THE VALUE LINE TAX EXEMPT FUND, INC.

ADDITIONAL DEALER COMPENSATION.

     If you purchase shares of the Fund through a broker, fund trading platform or other financial intermediary (collectively, "intermediaries"), your intermediary may receive various forms of compensation from the Distributor.
Such payments may be based on a variety of factors, including sales of Fund shares through that intermediary or the value of shares held by investors through that intermediary. Compensation from the Distributor may vary among intermediaries. The types of payments an intermediary may receive include:

     o Payments under Rule 12b-1 which are asset based charges paid from the assets of the Fund;

     o Payments by the Distributor out of its own assets. These payments are in addition to payments made under the Rule 12b-1 plan.

     You should ask your intermediary for information about any payments it receives from the Distributor.

     The maximum amount of compensation that may be paid to any intermediary under the Fund's Rule 12b-1 plan is 0.25% of average daily net assets. As of
November 22, 2004, the maximum amount of additional compensation that the
Distributor is paying to any intermediary from its own assets was 0.15% of average daily net assets.

     As of November 22, 2004, the Distributor may make payments out of its own assets to the following financial intermediaries whose fees exceed 0.25% of average daily net assets.

     National City Bank
     Pershing LLC
     National Financial Services Corp.
     Etrade
     National Investors Services Corp.
     Charles Schwab
     USAA Investment Management Co.
     Edgewood Services, Inc.

     Financial intermediaries may have been added or removed from the list above since November 22, 2004.